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Exhibit 23.2

[MCGLADREY & PULLEN LETTERHEAD]

INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement at The Bank Holdings on Form S-8 of our report, dated February 20, 2004, included in the Annual Report on Form 10-KSB of The Bank Holdings for the year ended December 31, 2003.

McGladrey & Pullen, LLP
Las Vegas, Nevada April 21, 2004

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  Exhibit 23.2
INDEPENDENT AUDITOR'S CONSENT